UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Reported): May 27, 2026

National Health Investors, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Robert Rose Drive,
Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 27, 2026, National Health Investors, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on March 27, 2026, the record date for the Annual Meeting, 48,459,369 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), were issued and outstanding and entitled to vote. There were 42,386,953 shares of Common Stock present or represented by proxy at the Annual Meeting, which represented approximately 87.46% of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business.

Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting and the final voting results on each such matter.

Proposal 1 – Election of Directors

The nominees named below were elected to serve as members of the Board of Directors of the Company until the 2027 Annual Meeting of Stockholders and until their respective successors are elected and qualified or until their earlier death, resignation or removal, and the voting results were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert W. Chapin, Jr.	31,755,734	845,203	1,196,363	8,589,653
Tracy M.J. Colden	31,321,632	988,107	1,487,561	8,589,653
Lilly H. Donohue	32,065,111	125,949	1,606,240	8,589,653
James R. Jobe	31,143,695	1,457,966	1,195,639	8,589,653
Robert A. McCabe, Jr.	30,859,078	1,740,528	1,197,694	8,589,653
D. Eric Mendelsohn	31,833,814	497,876	1,465,610	8,589,653
Candice W. Todd	31,732,706	418,367	1,646,227	8,589,653

Proposal 2 – Non-Binding, Advisory Vote on Executive Compensation

The compensation paid to the Company’s named executive officers was approved, on a non-binding, advisory basis, and the voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,921,601	1,349,874	1,525,825	8,589,653

Proposal 3 – Ratification of Independent Registered Public Accounting Firm

The selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified, and the voting results were as follows:

Votes For	Votes Against	Abstentions
41,389,140	954,425	43,388

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:	/s/ John L. Spaid
Name:	John L. Spaid
Title:	Chief Financial Officer

Date: May 29, 2026